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                                                                   Exhibit 10.21

Bank of America
                                                          Amendment to Documents


                  AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT


     This Amendment No. 1 (the "Amendment") dated as of 10/6, 1998 is between
                                                        ----
Bank of America National Trust and Savings Association (the "Bank") and Variflex, Inc. (the "Borrower").


                                   RECITALS
                                   --------

   A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 23, 1998 (the "Agreement").

   B.   The Bank and the Borrower desire to amend the Agreement.


                                   AGREEMENT
                                   ---------

   1.   Definitions.  Capitalized terms used but not defined in this Amendment
        ------------
shall have the meaning given to them in the Agreement.

   2.   Amendments.  The Agreement is hereby amended as follows:
        -----------

        2.1 The first sentence in Paragraph 6.4 of the Agreement is amended in its entirety to read as follows:

               "To maintain tangible net worth equal to at least the amounts indicated for each period specified below:

                       Period                          Amount
                       ------                          ------

                       For the period ending
                       October 31, 1998                $35,000,000

   3.   Effect of Amendment.  Except as provided in this Amendment, all of the
        --------------------
terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America
National Trust and Savings Association         Variflex. Inc.



  /s/  Timothy J. Egan                           /s/  Roger M. Wasserman
  --------------------                           -----------------------
By:    Timothy J. Egan                         By:    Roger M. Wasserman
Title: Vice President                          Title: Chief Financial Officer

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